SUPPLEMENT TO THE PROSPECTUS
                                       OF
                           EVERGREEN PENNSYLVANIA TAX
                                    FREE FUND
                            (the "Pennsylvania Fund")
                                      DATED
                                  JULY 21, 1997


         The second full paragraph of the section entitled "Portfolio Managers" under "Management of the Funds" is hereby deleted and replaced in its entirety with the following paragraph:

     Jocelyn Turner is the portfolio manager for the Pennsylvania Fund. Since joining First Union in 1992, Ms. Turner has been a Vice President and Municipal Bond Portfolio Manager for CMG. In addition to the Pennsylvania Fund, Ms. Turner is currently responsible for the portfolio management of the New Jersey Fund. Ms. Turner was previously employed as a Vice President and Municipal Bond Portfolio Manager at One Federal Asset Management, Boston, Massachusetts from 1987-1991.




December 4, 1997